(ING FUNDS LOGO)                                               EXHIBIT (h)(5)(i)

February 1,2004

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

         Pursuant to the Agency Agreement dated November 30,2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING LargeCap Value Fund, a new series of ING Equity Trust, (the "New Fund"), effective February 1,2004, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned fund to the AMENDED AND RESTATED EXHIBIT A of the Agreement.

         The AMENDED AND RESTATED EXHIBIT A has also been updated by the removal of ING Large Company Value Fund and ING VP Large Company Value Portfolio which were recently dissolved.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Fund, by signing below.

                                           Very sincerely,


                                           /s/ Robert S. Naka

                                           Robert S. Naka
                                           Senior Vice President
                                           ING Equity Trust



ACCEPTED AND AGREED TO:
DST Systems, Inc.

BY:    /s/ Nick Horvath
       -----------------------------
Name:  Nick Horvath
Title: Director of Operations Duly Authorized

                                                                ING Equity Trust
7337 E. Doubletree Ranch Rd.           Tel: 480-477-3000
Scottsdale, AZ 85258-2034              Fax: 480-477-2700
                                       www.ingfunds.com

                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                                               TYPE OF               STATE OF            TAXPAYER
       TAXPAYER/FUND NAME*                   ORGANIZATION          ORGANIZATION          I.D. NO.
       -------------------                   ------------          ------------         ----------
ING CORPORATE LEADERS TRUST FUND             Trust                 New York             13-6061925

ING EQUITY TRUST                             Business Trust        Massachusetts        N/A
 ING Convertible Fund                                                                   33-0552461
 ING Disciplined LargeCap Fund                                                          06-1533751
 ING Equity and Bond Fund                                                               33-0552418
 ING Financial Services Fund                                                            95-4020286
 ING Growth Opportunities Fund                                                          04-2886865
 ING LargeCap Growth Fund                                                               33-0733557
 ING LargeCap Value Fund                                                                20-0437128
 ING MidCap Opportunities Fund                                                          06-1522344
 ING MidCap Value Fund                                                                  86-1048451
 ING Principal Protection Fund                                                          86-1033467
 ING Principal Protection Fund II                                                       86-1039030
 ING Principal Protection Fund III                                                      86-1049217
 ING Principal Protection Fund IV                                                       82-0540557
 ING Principal Protection Fund V                                                        27-0019774
 ING Principal Protection Fund VI                                                       48-1284684
 ING Principal Protection Fund VII                                                      72-1553495
 ING Principal Protection Fund VIII                                                     47-0919259
 ING Principal Protection Fund IX                                                       20-0453800
 ING Real Estate Fund                                                                   43-1969240
 ING SmallCap Opportunities Fund                                                        04-2886856
 ING SmallCap Value Fund                                                                86-1048453
 ING Tax Efficient Equity Fund                                                          23-2978988

ING FUNDS TRUST                              Business Trust        Delaware             N/A

 ING Classic Money Market Fund                                                          23-2978935
 ING GNMA Income Fund                                                                   22-2013958
 ING High Yield Bond Fund                                                               23-2978938
 ING High Yield Opportunity Fund                                                        33-0715888
 ING Intermediate Bond Fund                                                             52-2125227
 ING Lexington Money Market Trust                                                       13-6766350

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

                                       -l-

                                                       TYPE OF                   STATE OF                TAXPAYER
            TAXPAYER/FUND NAME*                      ORGANIZATION              ORGANIZATION               I.D. NO.
-------------------------------------------          ------------              ------------              ---------
ING FUNDS TRUST (CONT.)
 ING Money Market Fund                                                                                   86-0955273
 ING National Tax-Exempt Bond Fund                                                                       23-2978941
 ING Strategic Bond Fund                                                                                 33-6170208

ING INVESTMENT FUNDS, INC.                           Corporation               Maryland                  N/A
 ING MagnaCap Fund                                                                                       22-1891924

ING INVESTORS TRUST                                  Business Trust            Massachusetts             N/A
 JNG American Funds Growth Portfolio                                                                     55-0839555
 ING American Funds Growth-Income Portfolio                                                              55-0839542
 ING American Funds International Portfolio                                                              55-0839952

ING MAYFLOWER TRUST                                  Business Trust            Massachusetts             N/A
 ING Growth + Value Fund                                                                                 06-1465531
 ING International Value Fund                                                                            06-1472910

ING MUTUAL FUNDS                                     Business Trust            Delaware                  N/A
 ING Emerging Countries Fund                                                                             33-0635177
 ING Foreign Fund                                                                                        72-1563685
 ING Global Equity Dividend Fund                                                                         55-0839557
 ING Global Real Estate Fund                                                                             86-1028620
 ING International Fund                                                                                  22-3278095
 ING International SmallCap Growth Fund                                                                  33-0591838
 ING Precious Metals Fund                                                                                13-2855309
 ING Russia Fund                                                                                         22-3430284
 ING Worldwide Growth Fund                                                                               33-0552475

ING PRIME RATE TRUST                                 Business Trust            Massachusetts             95-6874587

ING SENIOR INCOME FUND                               Business Trust            Delaware                  86-1011668

ING VARIABLE INSURANCE TRUST                         Business Trust            Delaware                  N/A
 ING GET U.S. Core Portfolio - Series 1                                                                  43-2007006
 ING GET U.S. Core Portfolio - Series 2                                                                  41-2107140
 ING GET U.S. Core Portfolio - Series 3                                                                  32-0090501
 ING GET U.S. Core Portfolio - Series 4                                                                  32-0090502
 ING GET U.S. Core Portfolio - Series 5                                                                  32-0090504
 ING GET U.S. Core Portfolio - Series 6                                                                  32-0090505
 ING GET U.S. Opportunity Portfolio - Series 1                                                           43-2007032
 ING GET U.S. Opportunity Portfolio - Series 2                                                           TBD
 ING VP Worldwide Growth Portfolio                                                                       25-6705433


*This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

                                                       TYPE OF                          STATE OF                TAXPAYER
           TAXPAYER/FUND NAME*                       ORGANIZATION                     ORGANIZATION               I.D. NO.
----------------------------------------             ------------                     ------------              ---------
ING VARIABLE PRODUCTS TRUST                          Business Trust                   Massachusetts             N/A
 ING VP Convertible Portfolio                                                                                   86-1028318
 ING VP Disciplined LargeCap Fund                                                                               06-6397003
 ING VP Emerging Countries Portfolio                                                                            86-1028317
 ING VP Financial Services Portfolio                                                                            86-1028316
 ING VP Growth + Value Portfolio                                                                                06-6396994
 ING VP Growth Opportunities Portfolio                                                                          06-6493759
 ING VP High Yield Bond Portfolio                                                                               06-6396995
 ING VP International Portfolio                                                                                 86-1028314
 ING VP International SmallCap Growth                                                                           86-1028313
 Portfolio
 ING VP International Value Portfolio                                                                           06-6453493
 ING VP LargeCap Growth Portfolio                                                                               86-1028309
 ING VP MagnaCap Portfolio                                                                                      06-6493762
 ING VP MidCap Opportunities Portfolio                                                                          06-6493760
 ING VP SmallCap Opportunities Portfolio                                                                        06-6397002

ING VP EMERGING MARKETS FUND, INC.                   Corporation                      Maryland                  06-1287459

ING VP NATURAL RESOURCES TRUST                       Business Trust                   Massachusetts             22-2932678

USLICO SERIES FUND                                   Business Trust                   Massachusetts             N/A
 The Asset Allocation Portfolio                                                                                 54-1499147
 The Bond Portfolio                                                                                             54-1499901
 The Money Market Portfolio                                                                                     54-1499149
 The Stock Portfolio                                                                                            54-1499398

Last Approved: November 11, 2003

*This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.